Exhibit 10 (b6-1)

AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 18

     The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 27, 2004 adding the following participating employer at the end of the list contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
Bank of	Bank	California	1/1/2004
Escondido

CAPITOL BANCORP LIMITED

Dated: January 27, 2004	By:	/s/ Joseph D. Reid

Joseph D. Reid
Chairman and CEO

BANK OF ESCONDIDO

Dated: January 27, 2004	By:	/s/ Michael R. Peters

Michael R. Peters
President

Exhibit 10 (b6-2)

AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 19

     The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 26, 2004 adding the following participating employer at the end of the list contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
First California	Bank Holding	California	7/1/2003
Southern Bancorp	Company

CAPITOL BANCORP LIMITED

Dated: January 26, 2004	By:	/s/ Joseph D. Reid

Joseph D. Reid
Chairman and CEO

FIRST CALIFORNIA SOUTHERN BANCORP

Dated: January 26, 2004	By:	/s/ Scott R. Andrews

Scott R. Andrews
President

Exhibit 10 (b6-3)

AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 20

     The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective July 28, 2004 adding the following participating employer at the end of the list contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
First Carolina	Bank	North Carolina	7/1/2004
State Bank

CAPITOL BANCORP LIMITED

Dated: July 28, 2004	By:	/s/ Joseph D. Reid

Joseph D. Reid
Chairman and CEO

FIRST CAROLINA STATE BANK

Dated: July 28, 2004	By:	/s/ David A. Parker

David A. Parker
President